Capital management	12 Months Ended
Dec. 31, 2025
Capital Management
Capital management

27. Capital management

The Company’s policy is to maintain a strong capital base so as to maintain investor, creditor and market confidence and to sustain future development of the business. The Company monitors capital using a ratio of ‘net debt’ to ‘total equity’. Net debt is calculated as total liabilities (as shown in the statement of financial position) less cash and cash equivalents. The Company’s net debt to adjusted equity ratio as of December 31, 2025, 2024 and 2023 are as follows.

		December 31, 2025	December 31, 2024	December 31, 2023
		(In thousands of Korean won)
Total liabilities	₩	147,341,032	34,424,674	38,697,788
Less: Cash and cash equivalents		(8,364,432)	(4,150,572)	(8,585,634)
Net debt		138,976,600	30,274,102	30,112,154
Total equity	₩	(21,607,997)	8,175,613	11,689,723
Net debt to total equity ratio		-6.43	3.70	2.58